SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

POAGE BANKSHARES, INC.

 (Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS V, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ACTIVIST INVESTMENTS, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

STEPHEN S. BURCHETT

MARSHALL L. STEEN

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

May 5, 2014

Dear Fellow Poage Owner,

Having read the materials put out by management, I believe the situation can be summed up as follows:

--if you want a bank that focuses on being bigger, vote for management; or

--if you want a bank that focuses on maximizing per share value, vote for us.1

Since the financial crisis, the banking industry as a whole has generally been contracting. In this environment, I believe excess returns go to banks that sell rather than those that buy.

Being an acquiring bank increases risks. Nevertheless, if a bank decides to take that riskier approach, it can be done intelligently, or it can be done foolishly. It seems to me that our board lacked either the experience or the good sense to proceed intelligently.

In my view, issuing shares below book value is one of the cardinal sins that a board can commit—and that’s what this board did in buying Town Square. Although not required by law, our board should have allowed us to vote on the merger deal. It’s telling that they did not. Had there been a single director who counseled patience and pushed for a shareholder-friendly capital allocation plan, Poage could have later structured an accretive acquisition.

We have nominated Stephen Burchett, who has resided in Northeastern Kentucky nearly his entire life.  Steve, a University of Virginia and University of Kentucky College of Law graduate, has been a partner with the law firm of Offutt Nord Burchett, PLLC for over ten years and has been named one of The Best Lawyers in America.  Steve has specific experience in corporate mergers and acquisitions, an area of expertise where our current board is obviously sorely deficient.

It seems clear to us that Stephen Burchett is the most qualified candidate up for election this year. Please vote the GREEN proxy card for Steve and for maximizing shareholder value. If you have already voted for Management’s slate and would like to change your vote, please submit a GREEN proxy card for our nominee which will override all previous submissions.

Thank you for your support.

Sincerely,

Joseph Stilwell

____________________________

1 Although just one director out of nine, Steve would work to focus the rest of the board on maximizing shareholder value.

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Poage Bankshares, Inc. (“Poage Bankshares” or the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Park Place, located at 1701 Central Avenue, Ashland, Kentucky 41101, on May 20, 2014, at 10:00 a.m., Eastern Daylight Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group's Nominee as a director as noted on the reverse, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for 2014. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 20, 2014. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/Poage.

For registered shares, your proxy must be received by 11:59 P.M. Eastern Daylight Time on May 19, 2014.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group's Nominee, Stephen S. Burchett, as a director, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath, LLP as the Company's independent registered public accounting firm for 2014.

1.	ELECTION OF DIRECTORS – To elect Mr. Stephen S. Burchett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company for election as directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Stuart N. Moore.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Company for election as a director, other than Stuart N. Moore, write the name of the Company nominee in the following space:

2.	ADVISORY VOTE TO APPROVE EXECUTVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR POAGE BANKSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title:

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 19, 2014.

Vote by Internet
-Log on to the Internet and go to www.okapivote.com/pbsk
-Follow the steps outlined on the secured website.

Vote by telephone
-Call toll free 1-866-935-6627 within the USA, US territories & Canada any time on a touch tone telephone.
There is NO CHARGE to you for the call.